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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event) August 12, 2004
                                                     ---------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                         0-20100                   34-1686642
----------------------------          ------------             ---------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



5200 Stoneham Road, North Canton, Ohio                           44720
-----------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

                                 (330) 499-1660
                            -------------------------
               Registrant's telephone number, including area code





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

99.1 News release dated August 12, 2004 announcing 2004 second quarter and six-months results and financial statements attached to news release.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

FORWARD-LOOKING INFORMATION

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements preceded by, followed by or that otherwise include the statements "should," "believe," "expect," "anticipate," "intend," "will," "continue," "estimate," "plan," "outlook," "may," "future," "projection," and variations of these statements and similar expressions are forward-looking statements. These forward-looking statements are based on current expectations and projections about future events. Forward-looking statements, and the business prospects of the Company are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates, general economic conditions, new legislation or regulatory changes, changes in accounting principles, policies or guidelines and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission ("SEC").

         On August 12, 2004, the Company issued a news release with financial statements that are attached hereto as exhibit 99.1. In the news release, the Company announced financial and operating results for the quarter and six-months ended June 30, 2004 and provided an operations and financial outlook for the second half of 2004 based on current expectations.





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 2004              BELDEN & BLAKE CORPORATION
      -----------------
                                    (Registrant)


                                    By: /s/ Robert W. Peshek
                                        -------------------------------------
..                                       Robert W. Peshek, Senior Vice President
                                           and Chief Financial Officer